PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

PRIAC VARIABLE CONTRACT ACCOUNT A

Prudential Retirement Security Annuity III

Supplement to Prospectus and Statement of Additional Information Dated May 1, 2015

Supplement dated July 21, 2015

This Supplement should be read and retained with the current Prospectus and Statement of Additional Information for your Annuity. This Supplement is intended to update certain information in the Prospectus and Statement of Additional Information for your Annuity. If you would like another copy of the current Prospectus or a copy of the Statement of Additional Information, please contact us at 1-877-778-2100.

We are issuing this supplement to provide updated information pursuant to the decision of the Supreme Court ruling in Obergefell v. Hodges for same sex couples. We are also issuing this supplement to update the language in the Statement of Additional Information regarding the method for calculating the unit change factor.

PROSPECTUS CHANGES - Effective July 21, 2015

I.	Table of Contents

On page (i), the sub-heading “SAME-GENDER SPOUSE OR CIVIL UNION PARTNER CONSIDERATIONS” has been deleted.

II.	Section 4: WHAT IS THE DEATH BENEFIT?

On page 16 under “BENEFICIARY,” the second paragraph has been deleted and is replaced with the following:

The optional Spousal Benefit requires your spouse or civil union partner to be both your spouse or civil union partner and sole Beneficiary of the Annuity and the IRA or Roth IRA it funds, when you elect the benefit and when you die. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?” For more information on the tax treatment of spouses and civil union partners, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity III?”

III.	Section 5: WHAT IS THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT?

On page 18, the third paragraph has been deleted and is replaced with the following:

The Spousal Benefit is optional. You may elect this benefit only when you lock in your Annual Guaranteed Withdrawal Amount. While there is no additional daily charge for this benefit, you will have a lesser Annual Guaranteed Withdrawal Amount if you elect the Spousal Benefit than if you had not. If you elected the Retirement Plan Spousal Benefit, then you will automatically receive the Spousal Benefit under this Contract. If you purchase this Contract on or after your Retirement Plan Lock-In Date (your guaranteed withdrawal lock-in date as determined under the Retirement Plan IncomeFlex Target Benefit), then you may not add or remove the Spousal Benefit upon or after purchasing this Contract. Once elected, the Spousal Benefit may not be revoked, and the lesser Annual Guaranteed Withdrawal Amount will apply until your Contract ends, even if your spouse dies before you or is otherwise ineligible for the Spousal Benefit due to divorce or Beneficiary changes. For more information on the tax treatment of spouses and

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civil union partners, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity III?”

IV.	Section 5: WHAT IS THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT?

On page 23 under “SPOUSAL BENEFIT,” the first paragraph has been deleted and is replaced with the following:

The Spousal Benefit is an optional benefit you may elect under this Annuity. With the optional Spousal Benefit, the Annual Guaranteed Withdrawal Amount continues to be available until the later death of you and your spouse or civil union partner. If you are the Participant, you make an irrevocable choice whether or not to elect the Spousal Benefit at the Lock-In Date. The Spousal Benefit extends only to the person you are legally married to on the Lock-In Date. Before you can make this election, you must provide us with due proof of marriage or civil union and your spouse’s or partner’s date of birth in a form acceptable to us. You may not add or remove the Spousal Benefit after the Lock-In Date. For more information on the tax treatment of spouses and civil union partners, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity III?” Both you and your spouse must attain age 55 to lock in your guaranteed withdrawals with the Spousal Benefit. The age of the younger spouse is used to determine the amount of the Annual Guaranteed Withdrawal Amount. Therefore, the Annual Guaranteed Withdrawal Amount will be the product of the applicable Guaranteed Withdrawal Percentage (indicated in the chart above) and the Income Base.

V.	Section 5: WHAT IS THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT?

On page 24 the sub-heading “SAME-GENDER SPOUSE OR CIVIL UNION PARTNER CONSIDERATIONS,” and its contents, have been deleted.

VI.	Section 5: WHAT IS THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT?

On page 28 under “EXCESS WITHDRAWALS – REQUIRED MINIMUM DISTRIBUTIONS,” the second paragraph has been deleted and is replaced with the following:

If the amount determined on the RMD Calculation Date is for an eligible spouse, the amount will be based on the assumption that the eligible spouse is a “spouse” for purposes of federal law. For more information, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity III?” Please consult with your tax or legal advisor before electing the Spousal Benefit for a civil union partner.

VII.	Section 9: WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE PRUDENTIAL RETIREMENT SECURITY ANNUITY III?

On page 39, the second, third, fourth, and fifth paragraphs are replaced with the following:

Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same sex couples have a constitutional right to marry, thus requiring all states to allow same sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse.

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Although the Internal Revenue Service (“IRS”) issued guidance on recognition of same sex marriages for federal tax purposes on August 29, 2013, this guidance did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. Consequently, if a state does not recognize a civil union or a registered domestic partnership as a marriage, it is not a marriage for federal tax purposes.

Further guidance is expected regarding the impact of the Windsor and Obergefell decisions related to the application of federal and state tax laws.

Please consult with your tax or legal adviser before electing the Spousal Benefit for a domestic partner or civil union partner.

STATEMENT OF ADDITIONAL INFORMATION CHANGES - Effective August 24, 2015

I.	DETERMINATION OF ACCUMULATION UNIT VALUES

On page 3 under “DETERMINATION OF ACCUMULATION UNIT VALUES,” the third sentence is replaced with the following:

The unit change factor for any Business Day is determined by dividing the current day net asset value for fund shares by the net asset value for fund shares on the preceding Business Day (ignoring, for this purpose, changes resulting from new Purchase Payments and withdrawals), and adjusting the result for the daily equivalent of the annual charge for all insurance and administrative expenses.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

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